UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/27/2011

Tessera Technologies, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50460

Delaware	16-1620029
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3025 Orchard Parkway
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 321-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On March 27, 2011, the Board of Directors (the "Board") of Tessera Technologies, Inc. ("Tessera") appointed Kevin Rivette as a member of the Board.

        Mr. Rivette will receive the compensation Tessera provides to non-employee directors, which is described in Tessera's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2010. Tessera has entered into an indemnification agreement with Mr. Rivette in the form attached as Exhibit 10.1 to Tessera's Registration Statement on Form S-1 filed on September 4, 2003.

        Mr. Rivette is a managing partner of 3LP Advisors LLC ("3LP"), in which Mr. Rivette has a 33.3% ownership interest. Since 2008, 3LP has provided consulting services to Tessera. On January 1, 2010, Tessera entered into a Consulting Services Agreement with 3LP, pursuant to which 3LP assisted Tessera with the identification and acquisition of patents for Tessera's patent portfolio through June 30, 2010. Under the Consulting Services Agreement, 3LP was paid a monthly fee, was entitled to fees based on Tessera's related patent acquisition activity through September 30, 2010 and is entitled to additional fees based on Tessera's revenues and licensing activities through 2012. To date, Tessera has paid 3LP a total of $1,675,633.00 under the Consulting Services Agreement and 3LP is eligible to receive up to $6,560,055.50 in such additional fees.

        On June 6, 2010, Tessera entered into a Transition and Consulting Services Agreement with 3LP to extend the term of 3LP's consulting services arrangement. Tessera paid a total of $460,000.00 in fees to 3LP under the Transition and Consulting Services Agreement, as amended, which expired on September 30, 2010.

        On November 1, 2010, Tessera entered into a new Consulting Services Agreement with 3LP (the "New Consulting Services Agreement"), pursuant to which 3LP would continue to provide Tessera with assistance in identifying and acquiring patents for Tessera's patent portfolio. Under the New Consulting Services Agreement, 3LP is entitled to a monthly fee of $120,000.00, for a total of $720,000.00 through the expiration of the New Consulting Services Agreement on April 30, 2011. Tessera has an option to renew the New Consulting Services Agreement for an additional three month term.

Item 7.01.    Regulation FD Disclosure

        On March 29, 2011, Tessera issued a press release announcing Mr. Rivette's appointment as a member of the Board, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.    Description

99.1            Press Release, dated March 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tessera Technologies, Inc.

Date: March 31, 2011	By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated March 29, 2011